Exhibit 99.1

FS Development Corp. II Announces Effectiveness of Registration Statement for

Proposed Business Combination with Pardes

Special Meeting Scheduled for December 23, 2021

LARKSPUR, CA, December 1, 2021 – FS Development Corp. II, a Delaware corporation (the “Company”) (Nasdaq: FSII), announced today that its registration statement on Form S-4 (File No. 333-258442) (as amended, the “Registration Statement”), relating to the previously announced business combination (the “Business Combination”) with Pardes Biosciences, Inc. (“Pardes”), has been declared effective by the U.S. Securities and Exchange Commission (“SEC”) and that it has commenced mailing the definitive proxy statement/prospectus relating to the Special Meeting (the “Special Meeting”) of the Company’s stockholders to be held on December 23, 2021 in connection with the Business Combination. The proxy statement/prospectus is being mailed to the Company’s stockholders of record as of the close of business on November 18, 2021 (the “Record Date”). Notice of the Special Meeting is being mailed on December 1, 2021 to stockholders of record as of the Record Date.

Important Information About the Business Combination and Where to Find It

In connection with the merger agreement, dated June 29, 2021, entered into by and among the Company, Orchard Merger Sub, Inc., Pardes and Shareholder Representative Services LLC in connection with the Business Combination (as amended, the “Merger Agreement”), the Company has filed with the SEC a registration statement on Form S-4, which includes a description of the terms of the business and includes a prospectus with respect to the combined company’s securities to be issued in connection with the Business Combination and a proxy statement with respect to the shareholder meeting of the Company to vote on the Business Combination. Before making a voting decision, investors, shareholders and other interested persons of the Company are urged to read the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Pardes and the Business Combination. The definitive proxy statement/prospectus included in the registration statement is being mailed to shareholders of the Company of record as of the Record Date. Once available, shareholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939. The preliminary and definitive proxy statement/prospectus included in the registration statement can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and Pardes and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination described in this communication under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the filed registration statement on Form S-4 containing the proxy statement/prospectus for the proposed Business Combination, and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to: FS Development Corp. II, Attn: Secretary, 900 Larkspur Landing Circle, Suite 150, Larkspur, California 94939.

Forward-Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this communication, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this communication include, but are not limited to, statements regarding the proposed Business Combination, including the timing and structure of the Business Combination, the proceeds of the Business Combination, the initial market capitalization of the Company immediately following consummation of the Business Combination and the benefits of the Business Combination, as well as statements about the potential attributes and benefits of Pardes’ product candidates and the format and timing of Pardes’ product development activities and clinical trials. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, the ability to complete the Business Combination due to the failure to obtain approval from the Company’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the Business Combination, the outcome of any legal proceedings that may be instituted against the Company or Pardes, development of competing therapeutic treatments for COVID-19 on Pardes’ business and/or the ability of the parties to complete the Business Combination, the ability to obtain or maintain the listing of the Company’s common stock on Nasdaq following the proposed Business Combination, costs related to the proposed Business Combination, changes in applicable laws or regulations, the possibility that the Company or Pardes may be adversely affected by other economic, business, and/or competitive factors, and other risks and uncertainties, including those included under the header “Risk Factors” in the registration statement on Form S-4 filed by the Company with the SEC and those included under the header “Risk Factors” in the final prospectus of the Company related to its initial public offering. Most of these factors are outside the Company’s and Pardes’ control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Pardes Investor Contact:

Laurence Watts

Gilmartin Group

(619) 916-7620

laurence@gilmartinir.com

Stephen Jasper

Gilmartin Group

(858) 525-2047

stephen@gilmartinir.com

Pardes Media Contact:

Sophia Patel

Pardes Biosciences
(415) 306-1776

media@pardesbio.com

FSII Contact:

Foresite Capital

Cindy Mesaros

415-413-7627

press@foresitecapital.com